Deposits	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Deposits
(6)	Deposits:

At December 31, 2014, the scheduled maturities of other time deposits were as follows:

Years Ending December 31,

2015	$139,708
2016	137,147
2017	32,175
2018	15,299
2019	7,576
2020 and thereafter	10

$331,915

The amount of other time deposits with a minimum denomination of $100,000 was approximately $169.3 million and $200.2 million at December 31, 2014, and December 31, 2013, respectively. At December 31, 2014, directors, members of senior management and their affiliates had deposits in the Bank of approximately $4.4 million.

Interest expense on deposits for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 is summarized as follows:

	2014	2013	2012
Interest bearing checking accounts	$1,253	$1,243	1,180
Money market accounts	86	73	58
Savings	109	79	71
Other time deposits	4,155	5,719	9,262

	$5,603	$7,114	10,571

The Bank maintains clearing arrangements for its demand, interest bearing checking accounts and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. At December 31, 2014, average daily clearings were approximately $6.1 million.

At December 31, 2014, the Company had approximately $248,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2013, the Company had approximately $384,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2014, and December 31, 2013, the Company had deposits classified as brokered deposits totaling $37.1 million and $46.3 million, respectively.